Income Tax (Details) - Schedule of Reconciliation of the Expected Income Tax Recovery to the Actual Income Tax Recovery - USD ($)		6 Months Ended
		Jun. 30, 2023	Jun. 30, 2022
Schedule of Reconciliation of the Expected Income Tax Recovery to the Actual Income Tax Recovery [Abstract]
Net loss before income taxes		$ (3,673,984)	$ (4,187,312)
Income tax expenses attributable to net income at Singapore statutory rate of 17%	[1]	(624,577)	(711,843)
Effect of different tax rates in other jurisdictions		(54,696)	(53,909)
Non-deductible expenses		89,088	193,573
Singapore tax exemption or non-taxable income		(7,981)	14,886
Unrecognized deferred tax asset		598,166	557,293
Total tax provision

[1]	The Company has reconciled to the Singapore corporate income tax rate of 17% to reflect the location of the Company’s operating activities and rather than reconciling to Cayman Islands statutory tax rate of 0%.